                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                INRAD, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                   INRAD, INC.

                               181 Legrand Avenue
                           Northvale, New Jersey 07647



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 26, 1999



NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of INRAD, Inc. (the "Company") will be held at the offices of Lowenstein, Sandler, Kohl, Fisher & Boylan, 65 Livingston Avenue, Roseland, New Jersey on Tuesday, October 26, 1999 at 2:00 p.m. for the following purposes:

     1. To elect three directors to serve until the next Annual Meeting of Shareholders.

     2. To consider and act upon other matters which may properly come before the meeting or any adjournment thereof.


The Board of Directors has fixed the close of business on July 31, 1999, as the date for determining the shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting. Whether or not you expect to be present at the Annual Meeting, you are requested to complete and sign the enclosed proxy and return it in the enclosed envelope as promptly as possible. Shareholders who are present at the meeting may revoke their proxies and vote in person. We hope you will attend.


                                        By Order of the Board of Directors



                                        William S. Miraglia, Secretary



Northvale, New Jersey
September 20, 1999

                                   INRAD, INC.

                                 PROXY STATEMENT

The following statement is furnished in connection with the solicitation by the Board of Directors of INRAD, Inc., a New Jersey corporation with its principal offices at 181 Legrand Avenue, Northvale, New Jersey 07647 (the "Company"), of proxies to be used at the Annual Meeting of Shareholders of the Company to be held at the offices of Lowenstein, Sandler, Kohl, Fisher & Boylan, 65 Livingston Avenue, Roseland, New Jersey on Tuesday, October 26, 1999 at 2:00 p.m. This Proxy Statement and the enclosed form of proxy are first being sent to shareholders on or about September 20, 1999.


                          SHAREOWNERS ENTITLED TO VOTE

Only shareowners of record at the close of business on July 31, 1999, the record date fixed by the Board of Directors, will be entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the record date, there were 4,096,078 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), outstanding and entitled to vote at the meeting. Each share is entitled to one vote.

The presence in person or by proxy of owners of a majority of the outstanding shares of the Company's Common Stock will constitute a quorum for the transaction of business at the Company's Annual Meeting. Assuming that a quorum is present, the election of directors will require the affirmative vote of a plurality of the shares of Common Stock represented and entitled to vote at the Annual Meeting. For purposes of determining the votes cast with respect to any matter presented for consideration at the Annual Meeting, only those cast "for" are included. Abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present at the Annual Meeting. Owners of Common Stock are not entitled to cumulative voting in the election of directors.


                          VOTING: REVOCATION OF PROXIES

A form of proxy is enclosed for use at the Annual Meeting if a shareowner is unable to attend in person. Each proxy may be revoked at any time before it is exercised by giving written notice to the secretary of the Meeting. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the form of proxy. If no specification is given, the shares will be voted in favor of the Board's nominees for directors described in this Proxy Statement.


                              COSTS OF SOLICITATION

The entire cost of soliciting these proxies will be borne by the Company. In following up the original solicitation of the proxies by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of the stock and may reimburse them for their expenses in so doing. If necessary, the Company may also use its officers and their assistants to solicit proxies from the shareholders, either personally or by telephone or special letter.


                             PRINCIPAL SHAREHOLDERS

The following table presents certain information with respect to the security ownership of the Directors of the Company and the security ownership of the only individuals or entities known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock as of March 1, 1999. The Company has been advised that all individuals listed have the sole power to vote and dispose of the number of shares set opposite their names in the table.


                                                                  Percent of
Name and Address                        Number of shares        Common Stock (2)
----------------                        ----------------        ----------------

Warren Ruderman  (1)                       1,791,946                  43.7
c/o INRAD, Inc.
181 Legrand Avenue
Northvale, NJ  07647

Clarex, Ltd.                               2,187,214(1)              46.9
c/o Bank of Nova Scotia
Trust Company Bahamas Ltd.
P.O. Box N1355
Nassau, Bahamas

CNA Holdings, Inc.                           300,000                   7.3
86 Morris Avenue
Summit, NJ  07901

William F. Nicklin                           210,527(2)               5.0
33 Grand Avenue
Newburgh, NY  12550

Frank Wiedeman                                51,500(3)               1.2
c/o INRAD, Inc.

Directors and Executive                    1,883,146(4)              45.0
  Officers as a group
  (7 persons)


----------
(1) Including 570,000 shares subject to options, warrants or convertible notes exercisable or convertible within 60 days.

(2) Including 80,000 shares subject to convertible notes convertible within 60 days.

(3)  Including 50,000 shares subject to options exercisable within 60 days.

(4)  Including 89,250 shares subject to options or warrants within 60 days.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In 1993, the principal shareowner and President of the Company exchanged an unsecured demand note for a new promissory note maturing on December 31, 1996 in the amount of $566,049 (including $154,049 of accrued interest) and 494,400 shares of common stock. The new note bears interest at 7% and is unsecured. Interest expense related to the shareowner loan was approximately $57,000, $57,000 and $72,000 in 1998, 1997 and 1996, respectively. On December 31, 1998 this note along with its accrued interest was converted into 684,921 shares of the Company's Common Stock.

During the years ended December 31, 1998, 1997 and 1996 approximately 4%, 4% and 8%, respectively of the Company's net product sales were through a foreign agent in which the principal shareholder has an investment. Terms of sales to this foreign agent were substantially the same as to unrelated foreign agents.

On December 31,1998, a shareowner and debtholder converted $1,234,730 of notes and $322,917 of accrued interest into 1,294,186 shares of the Company's Common Stock.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS


Three directors are to be elected to serve a term of one year and thereafter until their respective successors shall have been elected and shall have qualified. Unless a shareowner checks the box "withhold authority" on his proxy or indicates that his shares should not be voted for certain nominees, it is intended that the persons named in the proxy will vote for the persons listed in the table below to serve as directors. Discretionary authority is solicited to vote for the election of a substitute for any nominee who, for any reason, presently unknown, cannot be a candidate for election.


                                    NOMINEES

The following table sets forth the names and ages of the nominees for election to the Board of Directors, the principal occupation or employment of each nominee for the past five years, the principal business of the organization in which said occupation is or was carried on, the name or any other public corporation for which they served as Board members, and the period during which each nominee has served as a director of the Company.


                        POSITION WITH COMPANY AND OTHER BUSINESS       DIRECTOR
    NAME AND AGE            EXPERIENCE DURING PAST FIVE YEARS           SINCE
    ------------        -----------------------------------------      --------
Warren Ruderman (79)   Chairman of the Board of Directors, President     1973
                       and Chief Executive Officer of the Company
                       (1973-Present)

Thomas Lenagh (73)     Management Consultant (1990-Present)              1998

Frank Wiedeman (84)    Executive Director (1980-Present)                 1998
                       American Capital Management, Inc.


During 1998, four meetings of the Board of Directors were held. Each non-employee director is paid $500 for each Board Meeting they attend, and $250 for each conference call meeting they participate in. During 1998, each director attended or participated in all the meeting held.

The Board has an Audit Committee whose members presently are Tom Lenagh and Frank Wiedeman. The Audit Committee reviews the independence, qualifications and activities of the Company's independent accountants. It meets privately with them as well as with management. The Committee recommends to the Board the appointment of the independent accountants. This Committee did not meet during 1997.

The Board has no separate Nominating Committee. The entire Board selects management nominees for election as directors. While the Board will consider nominees recommended by stockholders, it has not established formal procedures for this purpose.

The directors serve one-year terms. Pursuant to agreements between the Company and CNA Holdings, Inc. ("CNA"), CNA may designate a representative for nomination to the Company's Board of Directors; the Company has agreed to use its best efforts to have a designated representative elected to the Board of Directors. At the present time, CNA has not designated a representative to the Board.

Pursuant to an agreement between INRAD and Clarex, Ltd. ("Clarex"), the Company has agreed to use its best efforts to have two individuals selected by Clarex elected to the Board of Directors as long as any of the subordinated convertible notes are outstanding. Messrs. Wiedeman and Lenagh have been selected by Clarex as representatives.

                               Executive Officers

The executive officers of the Company are Warren Ruderman, Maria Murray, William
S. Miraglia, Relinda C. Walker, Devaunshi Sampat and Ilya Zwieback.

Warren Ruderman has served as President and Chairman of the Board of Directors of the Company since he founded it in 1973. Prior to 1973, he founded and served as the President of Isomet Corporation, a manufacturer of acousto-optic devices for the laser industry, and was a Teaching Fellow, Lecturer in Chemistry, Research Scientist and Consultant at Columbia University. Dr. Ruderman was a founder and served as a director of the Melex Corporation (a life sciences company acquired by Revlon, Inc. in 1975). Dr. Ruderman holds a doctorate in Chemical Physics from Columbia University, and is a Fellow of the New York Academy of Sciences.

Maria Murray joined the Company in January 1989, became Vice President of R&D Programs in 1993, and was appointed Sr. Vice President, Business Development in 1999. Prior to joining INRAD, she held positions in electronic design engineering in the laser and communications industries. She holds a B.S. in Electrical Engineering from the University of Central Florida.

William S. Miraglia joined the Company as Secretary and Chief Financial Officer in June 1999. Previously, he held the position of Vice President of Finance for a division of UNC, Inc., a largely publicly held aviation company. Prior to his last position, Mr. Miraglia has held management positions in the aerospace industry and in public accounting. He holds a B.B.A. from Pace University, and an MBA from Long Island University.

Relinda C. Walker joined the Company as Vice President, Manufacturing in May 1999. Previously, Ms. Walker held the position of Vice President at Instruments, SA where she directed a business unit. Ms. Walker holds a B.S. and M.S. in Mathematics from Emory University.

Devaunshi Sampat joined the Company in 1998. In 1999 she was appointed Vice President of Marketing and Sales. Prior to joining the company, Ms. Sampat held sales management positions within the photonics industry with Princeton Instruments and Oriel Instruments. Ms. Sampat holds a B.S. in Medical Technology from the University of Bridgeport.

Ilya Zwieback joined the Company in 1992 as Senior Research Scientist and left the Company in 1996 to join Lockheed Sanders as Senior Physicist. In 1997 Dr. Zweiback rejoined the Company as Manager of Crystal Growth and in 1998 was appointed Vice President, Crystal Growth. Dr. Zweiback holds a doctorate of Physics in semiconductors from Moscow Institute of Steel and Alloys.

Each of the executive officers has been elected by the Board of Directors to serve as an officer of the Company until the next election of officers, as provided in the Company's by-laws.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND OTHER COMPENSATION

The following table sets forth, for the years ended December 31, 1998, 1997 and 1996, the cash compensation paid by the Company and its subsidiaries, to or with respect to the Company's Chief Executive Officer, the only executive officer whose total annual salary and bonus exceeded $100,000, for services rendered in all capacities as an executive officer during such period:


                                  ANNUAL
NAME AND CURRENT              COMPENSATION(A)     LONG-TERM       ALL OTHER
PRINCIPAL POSITION    YEAR   SALARY     BONUS    COMPENSATION   COMPENSATION ($)
------------------    ----   ------     -----    ------------   ----------------

Warren Ruderman,      1998   $130,000     none       none           none
President and Chief
Executive Officer     1997   $130,000     none       none           none

                      1996   $130,000     none       none           none


(A) During the periods covered, no Executive Officer received perquisites (i.e., personal benefits) in excess of the lesser of $50,000 or 10% of such individual's reported salary and bonus.



      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on the review of copies of reports and other information furnished to the Company, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent shareowners were complied with.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

Grant Thornton LLP, independent accountants, has been selected by the Board of Directors to examine and report on the financial statements of the Company for the fiscal year ending December 31, 1999. A representative of that firm is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he so desires. The representative is expected to be available to respond to appropriate questions from shareholders.



                                  OTHER MATTERS

At the time this Proxy Statement was mailed to shareholders, management was not aware that any other matter will be presented for action at the Annual Meeting. If other matters properly come before the Meeting, it is intended that the shares represented by proxies will be voted with respect to those matters in accordance with the best judgment of the persons voting them.



                 NOTICE REGARDING FILING OF SHAREOWNER PROPOSALS
                             AT 1999 ANNUAL MEETING

As a result of regulations issued by the Securities and Exchange Commission, all shareowner proposals for the 2000 Annual Meeting must be received by the Company by February 22, 2000.



                                        By Order of the Board of Directors




                                        William S. Miraglia, Secretary



Dated:    September 20, 1999



-------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, INCLUDING CONSOLIDATED FINANCIAL STATEMENTS, ACCOMPANIES THIS PROXY STATEMENT. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL OR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.